Loan No. 1003622

FIRST MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT
(Secured Loan)

THIS FIRST MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT (this “Agreement”) is entered into as of August 20, 2013, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively with its successors or assigns, “Lender”), SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company (“Bronson”), and SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company (“Gower”; Bronson and Gower collectively or individually, as the context may suggest or require, jointly and severally, “Borrower”).

RECITALS

A.
Pursuant to the terms of that certain Loan Agreement by and among Borrower and Lender, dated February 11, 2011 (the “Loan Agreement”), Lender made a loan to Borrower in the original principal amount of $92,000,000 (the “Loan”). The Loan is evidenced by that certain Promissory Note Secured by Deeds of Trust, dated February 11, 2011, executed by Borrower payable to the order of Lender, in the principal amount of the Loan (the “Original Note”) and is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.

B.
The Original Note is secured by, among other things, (i) a Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated February 11, 2011, executed by Gower and Sunset Gower Services, LLC, a Delaware limited liability company, in favor of a trustee, for the benefit of Lender, and recorded the Official Records of the County of Los Angeles, State California, on February 14, 2011, as Document No. 2011-00239744 (the "Gower Deed of Trust"), and encumbering real property more particularly described therein, and (ii) a Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated February 11, 2011, executed by Bronson and Sunset Bronson Services, LLC, a Delaware limited liability company, in favor of a trustee, for the benefit of Lender, and recorded the Official Records of the County of Los Angeles, State California, on February 14, 2011, as Document No. 2011-00239745 (the "Bronson Deed of Trust"; together with the Gower Deed of Trust, collectively, the “Deeds of Trust”). The property encumbered by the Deeds of Trust is referred to herein as the “Existing Property”)

C.
Hudson Pacific Properties, L.P., a Maryland limited partnership (“Guarantor”) previously executed and delivered to Lender that certain Partial Payment and Carve-Out Guaranty, dated February 11, 2011, guarantying the Loan, as modified by that certain Modification to Partial Payment and Carve-Out Guaranty, dated January 31, 2013 (as amended, the “Guaranty”).

D.	The Guarantor also previously executed and delivered to Lender that certain Hazardous Materials Indemnity Agreement (Unsecured), dated February 11, 2011 (the “Indemnity”).

E.
The Borrower has requested additional funds from the Lender and certain other modifications to the Loan in exchange for granting to Lender a lien on additional property adjacent to the property encumbered by the Deeds of Trust, as more particularly described on Exhibit A attached hereto (the “Additional Property”; together with the Existing Property, collectively, the “Property”), and the Lender has agreed to lend such additional funds and make such modifications to the Loan, as set forth herein.

F.
Concurrently with the execution of this Agreement, Borrower shall execute an Amended and Restated Promissory Note Secured by Deeds of Trust, dated as of even date herewith (the “Amended and Restated Note”).

G.
The Amended and Restated Note, Loan Agreement, Deeds of Trust as amended by the Deed of Trust Amendment, Guaranty, this Agreement, the other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto and any document required hereunder, are collectively referred to hereinafter as the “Loan Documents”.

H.	As of the date hereof prior to the effectiveness of this Agreement, the total outstanding principal balance under the Loan is $92,000,000.

I.
By this Agreement, Borrower and Lender intend to, among other things, make an additional advance and modify and/or amend certain terms and provisions of the Loan Documents as of the Effective Date, hereinafter defined.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree, subject to the terms and conditions of this Agreement, as follows:

1.
CONDITIONS PRECEDENT. Lender’s obligations under this Agreement are subject to the satisfaction of each and every one of the following conditions precedent, which must be satisfied in Lender’s discretion by August 30, 2013:

1.1
Receipt and approval by Lender of an executed original of this Agreement, and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Agreement or any of the other Loan Documents or as otherwise required by Lender, each in form and content acceptable to Lender and including, without limitation, the (i) Amended and Restated Note, (ii) Reaffirmation of the Guaranty, executed by Guarantor, (iii) Reaffirmation of the Indemnity, executed by the Guarantor, (iv) Non-Borrower Trustors’ Consent, and (v) an amendment to each of the Deeds of Trust executed by the applicable Borrower and TRS Entity, which amendments, among other things, modify the Gower Deed of Trust to encumber the Additional Property (each, a “Deed of Trust Amendment”).

1.2
There shall have occurred no material adverse change, as determined by Lender in its sole discretion, in the financial condition of Borrower, Guarantor or any TRS Entity from that which existed as of March 31, 2013.

1.3
Reimbursement to Lender by Borrower of Lender’s (i) actual out-of-pocket costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby for which reimbursement is requested at closing, whether such services are furnished by Lender’s employees or agents or by independent contractors, including, without limitation, attorney’s fees, title insurance costs, recording fees, appraisal fees, flood certification fees, tax service contract fees, and engineers’ and inspection fees; and (ii) internal administrative closing expenses in the amount of $7,500.

1.4	The representations and warranties contained in this Agreement shall be true and correct in all materials respects.

1.5	All payments due and owing to Lender under the Loan Documents shall have been paid current as of the Effective Date of this Agreement.

1.6
At Borrower’s sole cost and expense, the issuance by Chicago Title Insurance Company (the “Title Company”) of any endorsements reasonably required by Lender (including, without limitation a CLTA 110.5 endorsement) for attachment to Lender’s policies of title insurance that insure the Deeds of Trust, increasing the amount of insurance under such title policies to the amount of the Aggregate Loan (hereinafter defined) and insuring the priority and validity of the Deeds of Trust, as modified by this Agreement and the applicable Deed of Trust Amendments, as a first and valid lien upon the respective Existing Property subject only to such exceptions as have been approved by Lender in writing, and aggregating Lender’s existing policies of title insurance with the New Title Policy (defined below).

1.7
Evidence that all taxes or other claims which may become a lien on the Property have been duly filed, paid and/or discharged, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained.

1.8	Lender shall have obtained a written appraisal for the Property prepared in conformance with the requirements of the Lender.

1.9	Evidence that Borrower and each TRS Entity is in good standing in its state of formation and states where it conducts business.

1.10	Evidence that Guarantor is in good standing in its state of formation and any states where it conducts business.

1.11
Borrower has delivered to Lender, at Borrower’s expense, an opinion of legal counsel in form and content satisfactory to Lender to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Loan Documents shall be legal, valid and binding instruments, enforceable against the makers thereof in accordance with their respective terms; (b) Borrower is duly formed and has all requisite authority to enter into this Agreement and all documents, instruments and other agreements required by Lender in connection herewith; and (c) as to such other matters, incident to the transactions contemplated hereby, as Lender may reasonably request.

1.12	Borrower has delivered to Lender at closing a commitment fee in the amount of $292,600. Such fees shall be deemed earned when paid and non-refundable in all instances.

2.	REPRESENTATIONS AND WARRANTIES. As a material inducement to Lender’s entry into this Agreement, Borrower represents and warrants to Lender as of the Effective Date that:

2.1
FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners, members or joint venturers of Borrower, the TRS Entities and all guarantors of the Loan and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower, of the partners, members or joint venturers of Borrower, the TRS Entities and all guarantors; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

2.2
FULL FORCE AND EFFECT. The Amended and Restated Note and other Loan Documents, as amended hereby, are in full force and effect without, to the best of Borrower’s knowledge, any defense, counterclaim, right or claim of set-off; all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

2.3
NO DEFAULT. To the best of Borrower’s actual knowledge, no Default (as defined in the any of the Loan Documents), breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents or Other Related Documents (in each case, as modified by this Agreement) and all representations and warranties of (i) Borrower in this Agreement and the other Loan Documents and (ii) Guarantor in the Other Related Documents, in each case, as modified hereby, are true and correct in all material respects as of the date hereof, as if remade concurrently herewith and shall survive the execution of this Agreement.

2.4
TITLE TO THE PROPERTY. Since the recordation date of the Deeds of Trust, Borrower and Guarantor have not further encumbered the Existing Property (or any portion thereof), including, without limitation, by entering into any deed of trust, deed to secure debt or mortgage, ground lease, and/or any option to purchase or right of first refusal with respect to the Property.

2.5
KTLA LEASE. Borrower acknowledges that, as of the date hereof, no parking or other rights have been committed to KTLA on off-site locations other than the use of up to fifteen (15) parking spaces committed on Lot A (as defined in the KTLA Lease) pursuant to Section 9.1.2 of the KTLA Lease.

3.
ADDITIONAL ADVANCE. Subject to the terms and conditions of this Agreement, Lender hereby grants to Borrower and Borrower hereby accepts at closing an additional advance on the Loan in the principal sum of Five Million Dollars ($5,000,000) (the “Additional Advance”). The Additional Advance and the outstanding principal balance of the Loan are evidenced by the Amended and Restated Note made by Borrower to the order of Lender in the principal sum of the Aggregate Loan. The Amended and Restated Note is secured by the Deeds of Trust, a provision of which contemplates that the Deeds of Trust will provide security for the Aggregate Loan, including the Additional Advance.

4.
CONSOLIDATION. The indebtedness evidenced by the Existing Note and the Additional Advance are hereby consolidated so as to constitute a single indebtedness of Borrower to Lender in the aggregate principal amount of Ninety-Seven Million Dollars ($97,000,000) (“Aggregate Loan”). The Aggregate Loan shall be secured by the Deeds of Trust and the other Loan Documents which recite they are security instruments. Except as provided in this Agreement, all references to the “Loan” in the Loan Documents are hereby amended to mean the Aggregate Loan and all references to the “Note” in the Loan Documents are hereby amended to mean the Amended and Restated Note.

5.
EFFECTIVE DATE. The date of this Agreement and the Amended and Restated Note are for reference purposes only. The effective date of the obligations of Borrower and Lender under this Agreement and under the Amended and Restated Note shall be the earlier of (i) the date on which Lender disburses any of the Additional Advance and (ii) the date on which the Deed of Trust Amendments are recorded in the Official Records of Los Angeles County, California (such earlier date, the “Effective Date”).

6.
MODIFICATION OF LOAN DOCUMENTS. The Loan Documents and Other Related Documents, as applicable, are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents or Other Related Documents:

6.1
References. All references in the Loan Documents and Other Related Documents to (i) the “Note” shall hereafter refer to the Amended and Restated Note, (ii) the “Deed of Trust” or “Deeds of Trust”, shall hereafter refer to the Deed of Trust or Deeds of Trust, as applicable, as amended by this Agreement and the Deed of Trust Amendments, and (iii) the “Loan” shall here after refer to the Aggregate Loan.

6.2	Amendments to Section 1.1 of the Loan Agreement.

(a)	Section 1.1 of the Loan Agreement is hereby amended by adding, as alphabetically appropriate, the definition of “Debt Yield” as follows:

“ “Debt Yield” - means the ratio, expressed as a percentage, of Net Operating Income of the Property divided by the outstanding principal amount of the Loan as of the applicable test date.”

(b)	Section 1.1 of the Loan Agreement is hereby amended by adding, as alphabetically appropriate, the definition of “Extended Maturity Date” as follows:

“ “Extended Maturity Date” – means February 11, 2019.”

(c)	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:

“ “Maturity Date” – means the Original Maturity Date or the Extended Maturity Date, as applicable.”

(d)	Section 1.1 of the Loan Agreement is hereby amended by adding, as alphabetically appropriate, the definition of “Original Maturity Date” as follows:

“ “Original Maturity Date” – means February 11, 2018.”

6.3	Loan Agreement Section 2.6(d) Required Principal Amortization. Section 2.6(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Borrower shall make the monthly principal amortization payments as and when required pursuant to Section 2.10 below.”

6.4
Loan Agreement Section 2.6(e) Voluntary Payments. Section 2.6(e) of the Loan Agreement is hereby amended as follows: (i) all references to August 11, 2012, are hereby deleted and replaced by August 11, 2014; and (ii) all references to February 11, 2013, are hereby deleted and replaced by February 11, 2015; (iii) the following sentence shall be added at the end of Section  2.6(e)(i): “[T]he provisions of this Section 2.6(e)(i) shall be inapplicable to any payments made to Lender from casualty or condemnation proceeds, or in connection with payments made under Section 2.8 (partial reconveyance), Section 2.10 (option to extend) or Section 7.3 (remargining)”; and (iv) Section 2.6(e)(iv) shall be deleted and replaced with the following: “No Exit Fee shall be due in connection with any payments made to Lender from casualty or condemnation proceeds or in connection with payments made under Section 2.8 (partial reconveyance), Section 2.10 (option to extend) or Section 7.3 (remargining.)”.

6.5	Loan Agreement Section 2.10 Option to Extend. A new Section 2.10 of the Loan Agreement is hereby added as follows:

“2.10    OPTION TO EXTEND. Borrower shall have the option to extend (the “Option to Extend”) the term of the Loan from the Original Maturity Date to the Extended Maturity Date, upon satisfaction of each and every one of the following conditions precedent in Lender’s discretion:

(a)
Borrower shall provide Lender with written notice of Borrower’s request to exercise the Option to Extend not more than one hundred twenty (120) days, but not less than forty-five (45) days, prior to the Original Maturity Date.

(b)	As of the date of Borrower’s delivery of notice of request to exercise the Option to Extend, and as of the Original Maturity Date, no Default shall exist that has not been previously waived by Lender, and no event or condition which, with the giving of notice or the passage of time or both, would constitute a Default shall exist, and Borrower shall so certify in writing.

(c)	Borrower shall execute or cause the execution of all documents reasonably required by Lender to exercise the Option to Extend.

(d)
If required by Lender, Lender shall obtain, at Borrower’s sole cost and expense, a written appraisal prepared in conformance with the requirements and to the satisfaction of Lender that the Loan amount as a percentage of the “as-is” fair market value of the Property (after adjustment for senior liens and regular and special tax assessments) as of the Original Maturity Date does not exceed fifty-five percent (55.00%) (“Loan-to-Value Percentage”); provided, however, in the event such fair market value is not sufficient to meet the required Loan-to-Value Percentage, then Borrower shall have the right to pay down the outstanding principal balance of the Loan such that said Loan-to-Value Percentage may be met. Any principal balance reduction shall reduce Lender’s commitment by a like amount. Any amount repaid may not be re-borrowed.

(e)
The Debt Yield shall be not less than fourteen and one-half of one percent (14.50%); provided, however, that Borrower shall have the right to pay down the outstanding principal balance of the Loan such that said Debt Yield may be met. Any principal balance reduction shall reduce Lender’s commitment by a like amount. Any amounts repaid may not be re-borrowed. For purposes of calculating the Debt Yield for the purposes of this Section 2.10, the test date shall be the last day of the calendar quarter immediately preceding the Original Maturity Date.

(f)
At Borrower’s sole cost and expense, the issuance by the Title Company, and Lender’s receipt, of any endorsements reasonably deemed necessary by Lender for attachment to the Title Policy, insuring the priority and validity of the Deeds of Trust as a first and valid lien upon the applicable Property subject only to such exceptions as have been approved by Lender in writing.

(g)
On or before the Original Maturity Date, Lender shall have received an extension fee in an amount equal to fourteen-hundredths of a percent (0.14%) of the then commitment amount of the Loan (as of the Original Maturity Date), as may be reduced in accordance with Sections (d) and (e) above.

Commencing on the first day of the first full calendar month following the Original Maturity Date, and continuing on a monthly basis thereafter, Borrower shall repay principal outstanding under the Loan in equal monthly payments determined by Lender based upon the total commitment amount of the Loan on the Original Maturity Date, a thirty (30) year amortization schedule, and a five percent (5.00%) interest rate (the “Amortization Payments”). Except as modified by this Option to Extend, the terms and conditions of this Agreement, the other Loan Documents and Other Related Documents as modified and approved by Lender from time to time shall remain unmodified and in full force and effect.”

6.6	Loan Agreement Notices. Lender’s address for notices shall be the following:
Wells Fargo Bank, National Association
Real Estate Banking Group (AU# 63650)
1800 Century Park East, 12th Floor
Los Angeles, California 90067
Attn: Chris Chapman
Loan No. 1003622

6.7	Loan Agreement Schedule 5.1. Schedule 5.1 to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 5.1 attached hereto.

6.8	Legal Description. Exhibit A to the Loan Agreement and the Indemnity is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

7.
RELEASE. Borrower hereby ratifies, reaffirms and acknowledges that the Loan Documents, as modified hereby, represent its valid, enforceable and collectible obligations, and that it has no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto. Borrower hereby releases Lender, Lenders’ parent corporations, subsidiaries and affiliates, any holder of or participant in the Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character, known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Effective Date, or that may hereafter arise with respect to acts or omissions occurring prior to such date, relating to the administration of the Loan or the modifications described herein.

8.
HAZARDOUS MATERIALS. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms, as of the Effective Date, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”, provided that Schedule 6.1 attached to the Loan Document shall be replaced with Schedule 6.1 attached hereto; and (ii) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”. In addition, Borrower and Lender agree that: (i) this Section is intended as Lender’s written request for information (and Borrower’s response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure §726.5; and (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an “environmental provision” for purposes of California Code of Civil Procedure §736.

9.	RESERVED.

10.
NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

11.	MISCELLANEOUS PROVISIONS.

11.1
No Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Amended and Restated Note or this Agreement shall constitute a waiver of any breach, default, or failure of condition under the Amended and Restated Note, this Agreement or the obligations secured thereby. A waiver of any term of the Amended and Restated Note, this Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

11.2
Severability. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Amended and Restated Note or this Agreement or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lender’s obligations to make advances under the Loan Documents shall not be enforceable by Borrower.

11.3	Time. Time is of the essence of each and every term herein.

11.4
Governing Law and Consent to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of California having proper venue and also consent to service of process by any means authorized by California or federal law.

11.5	Joint and Several Liability. The liability of all persons and entities obligated in any manner hereunder and under any of the Loan Documents, other than Lender, shall be joint and several.

11.6
Headings. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

11.7
Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

11.8	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Loan Agreement.

11.9
Rules of Construction. The word “Borrower” as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Agreement is executed by more than one person, the term “Borrower” shall include all such persons. The word “Lender” as used herein shall include Lender, its successors, assigns and affiliates.

11.10
Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

11.11
Recitals, Exhibits, Schedules and Riders. The recitals hereto are incorporated herein by this reference. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.

11.12	Inconsistencies. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail.

11.13
Integration; Interpretation. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

[Signatures on Following Page]

Loan No. 1003622

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first above written.

“LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION By: ____/s/ Christopher Chapman_________ Name: Christopher C. Chapman Title: Vice President
“BORROWER”

SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC,
a Delaware limited liability company

 By: Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its sole member

By: Hudson Pacific Properties, Inc.,
a Maryland corporation,
its general partner

   By:       /s/ Mark Lammas
   Name: Mark T. Lammas
         Title: Chief Financial Officer and Treasurer

SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC,
a Delaware limited liability company

By: Sunset Studios Holdings, LLC,
   a Delaware limited liability company,
   its sole member

By: Hudson Pacific Properties, L.P.,
         a Maryland limited partnership,
      its sole member

         By: Hudson Pacific Properties, Inc.,
            a Maryland corporation,
         its general partner

By:    /s/ Mark Lammas
Name: Mark T. Lammas
Title: Chief Financial Officer and Treasurer

Signature Page to First Modification and Additional Advance Agreement

Loan No. 1003622

Schedule 5.1

DIRECT AND INDIRECT OWNERSHIP OF BORROWERS

Schedule 6.1

REPORTS OF HAZARDOUS MATERIALS

1438 N. Gower

1.    Phase 1 Environmental Site Assessment of Sunset Gower Studios, dated April 26, 2010, prepared by EMG Corp.

5800 Sunset Boulevard

1.    Phase 1 Environmental Site Assessment, dated February 3, 2011, prepared by EMG Corp.

1455 Gordon Street

1.    Phase I Environmental Site Assessment Report, dated September 18, 2012 prepared by Citadel Environmental Services, Inc.

2.    Limited Asbestos Survey, dated September 19, 2012, prepared by Citadel Environmental Services, Inc.

3.    Limited Lead Survey, dated September 19, 2012, prepared by Citadel Environmental Services, Inc.

4.    Property Condition Assessment for 1455 Gordon Street, dated December 14, 2012, prepared by Marx/Okubo Associates, Inc.

6050 Sunset and 1455 Beachwood Drive

1.    Phase I Environmental Site Assessment Report for 1455 Beachwood Drive, dated December 16, 2011, prepared by Citadel Environmental Services, Inc.

2.    Asbestos Operations & Maintenance Program – Final for 6050 Sunset Blvd., dated January 4, 2012, prepared by Citadel Environmental Services, Inc.

3.    Lead-Containing Paint Operations & Maintenance Program – Final for 6050 Sunset Blvd., dated January 4, 2012, prepared by Citadel Environmental Services, Inc.

4.    Property Condition Assessment for 6050 Sunset Blvd., dated November 30, 2011, prepared by Marx/Okubo Associates, Inc.

5.    Phase I Environmental Site Assessment Report and Limited Asbestos and Lead Paint Surveys for 6050 Sunset Blvd., dated December 12, 2011, prepared by Citadel Environmental Services, Inc.

6.    Disclosure of information on Asbestos-Containing Materials and Lead-Containing Material Hazards for 6050 Sunset Blvd.

Loan No. 1003622

Exhibit A – DESCRIPTION OF PROPERTY

PARCEL 1:

THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP I SOUTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS FOLLOWS:

BEGINNING 155 FEET SOUTH OF THE POINT OF INTERSECTION OF THE SOUTH LINE OF SUNSET BOULEVARD AND THE WEST LINE OF GORDON STREET AS CONDEMNED FOR STREET PURPOSES BY DECREE RECORDED IN BOOK 6242, PAGE 234, OF DEEDS; THENCE WEST 135 FEET PARALLEL TO THE SOUTH LINE OF SUNSET BOULEVARD TO THE EAST LINE OF LAND CONVEYED TO WM. HORSLEY AND ELNORA HORSLEY BY DEED RECORDED IN BOOK 6692, PAGE 303, OF DEEDS THENCE SOUTH ALONG THE
EAST LINE OF LAND OF HORSLEY 50 FEET; THENCE EAST PARALLEL WITH SOUTH LINE OF SUNSET BOULEVARD 135 FEET TO THE WEST LINE OF GORDON STREET; THENCE NORTH ALONG THE WEST SIDE OF GORDON STREET 50 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 1 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF SUNSET BOULEVARD, WITH THE PROLONGATION OF THE WEST LINE OF BEACHWOOD DRIVE, FORMERLY ACACIA STREET, AS SHOWN ON THE MAP OF GRIDER AND HAMILTON'S HOLLYWOOD TRACT, AS PER MAP RECORDED IN BOOK 9, PAGE 12 OF MAPS, THENCE SOUTH ALONG SAID PROLONGED LINE OF BEACHWOOD DRIVE, A DISTANCE OF 150 FEET; THENCE WEST PARALLEL WITH THE SOUTH LINE OF SUNSET BOULEVARD, A DISTANCE OF 75 FEET, THENCE NORTH PARALLEL WITH SAID PROLONGED LINE OF BEACHWOOD DRIVE, A DISTANCE OF 83 FEET; THENCE WEST A DISTANCE OF 12 FEET; THENCE NORTH A DISTANCE OF 67 FEET; THENCE EAST A DISTANCE OF 87 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH THAT PORTION OF THE MID-POINT OF FORMER BEACHWOOD DRIVE VACATED BY RESOLUTION OF THE COUNCIL OF THE CITY OF LOS ANGELES RECORDED APRIL 27, 1983 AS DOCUMENT NO. 83-466466 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BEING FORMER STREET PROPERTY ABUTTING AND TO THE EAST OF THE PROPERTY DESCRIBED ABOVE.

PARCEL 3:

THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 1 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE PROLONGED WEST LINE OF BEACHWOOD DRIVE, FORMERLY ACACIA STREET AS SHOWN ON THE MAP OF GRIDER & HAMILTON'S HOLLYWOOD TRACT, RECORDED IN BOOK 9, PAGE 12 OF MAPS, DISTANT ALONG SAID LINE 150 FEET SOUTHERLY FROM THE INTERSECTION OF SAID LINE WITH THE SOUTHERLY LINE OF SUNSET BOULEVARD; THENCE SOUTHERLY ALONG SAID PROLONGED LINE, A DISTANCE OF 30 FEET; THENCE WESTERLY PARALLEL WITH THE SOUTH LINE OF SUNSET BOULEVARD, A DISTANCE OF 75 FEET; THENCE NORTH PARALLEL WITH PROLONGED LINE OF BEACHWOOD DRIVE, A DISTANCE OF 30 FEET;

Exhibit A to Modification and Additional Advance Agreement

THENCE EAST PARALLEL WITH THE SOUTH LINE OF SUNSET BOULEVARD, A DISTANCE OF 75 FEET TO THE POINT OF BEGINNING.

PARCEL 4:

THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 1 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE PROLONGED WEST LINE OF BEACHWOOD DRIVE, FORMERLY ACACIA STREET, AS SHOWN ON THE MAP OF GRIDER & HAMILTON'S HOLLYWOOD TRACT, RECORDED IN BOOK 9, PAGE 12 OF MAPS, DISTANT ALONG SAID LINE 150 FEET SOUTHERLY FROM THE INTERSECTION OF SAID LINE WITH THE SOUTHERLY LINE OF SUNSET BOULEVARD; THENCE SOUTHERLY ALONG SAID PROLONGED LINE, A DISTANCE OF 30 FEET; THENCE EASTERLY PARALLEL WITH THE SOUTH LINE OF SUNSET BOULEVARD, A DISTANCE OF 30 FEET; THENCE NORTH PARALLEL WITH PROLONGED LINE OF BEACHWOOD DRIVE, A DISTANCE OF 30 FEET; THENCE WEST PARALLEL WITH THE SOUTH LINE OF SUNSET BOULEVARD, A DISTANCE OF 30 FEET TO THE POINT OF BEGINNING.

APN: 5545-013-051,056,055 & 002

Loan No. 1003622

REAFFIRMATION OF PARTIAL PAYMENT AND CARVE-OUT GUARANTY

THIS REAFFIRMATION OF PARTIAL PAYMENT AND CARVE-OUT GUARANTY (this “Reaffirmation”) is made as of August 20, 2013, by HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Guarantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).
RECITALS

A.
Pursuant to the terms of that certain Loan Agreement by and among Borrower and Lender, dated February 11, 2011 (the “Loan Agreement”), Lender made a loan to Borrower in the original principal amount of $92,000,000 (“Loan”). The Loan is evidenced by that certain Promissory Note Secured by Deeds of Trust, dated February 11, 2011, executed by Borrower payable to the order of Lender, in the principal amount of the Loan (the “Existing Note”) and is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.

B.	As a condition to making the Loan, Lender required that Guarantor execute that certain Partial Payment and Recourse Carve-Out Guaranty, dated as of February 11, 2011 (the “Guaranty”).

C.
Concurrently herewith, the Borrower will execute (i) the foregoing First Modification and Additional Advance Agreement (the “Modification Agreement”) and (ii) an Amended and Restated Promissory Note Secured by Deeds of Trust, in the principal amount of $97,000,000 (the “Amended and Restated Note”), which Amended and Restated Note will be guaranteed by the Guarantor pursuant to the terms of the Guaranty.

D.
Guarantor now wishes to enter into this Reaffirmation for the purpose of (i) consenting to the Modification Agreement and the Amended and Restated Note and each of the documents executed or to be executed in connection therewith, and (ii) reaffirming Guarantor’s obligations under the Guaranty, as more specifically described herein below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.
Consent and Reaffirmation. Guarantor hereby consents to the Modification Agreement and the Amended and Restated Note, the documentation evidencing the same and the transactions contemplated thereby, and reaffirms its obligations and waivers of each and every one of the possible defenses to the obligations, as set forth under the Guaranty. Guarantor further reaffirms that their obligations under the Guaranty are separate and distinct from the Borrower’s obligations under the Loan Agreement and the Loan Documents.

2.
No Default; Warranties. Guarantor further represents and warrants that there exists no Default under the Guaranty (nor would a Default exist with notice, the passage of time, or both), and that all representations and warranties therein are true and correct (and deemed remade) as of the date hereof.

[Signatures on Following Page]

Agreed and Acknowledged:

Dated as of: August 20, 2013
“GUARANTOR”

HUDSON PACIFIC PROPERTIES, L.P.,
a Maryland limited partnership

By:     Hudson Pacific Properties, Inc.
a Maryland corporation,
its general partner

By:         /s/ Mark Lammas
Name:     Mark T. Lammas
Title:         Chief Financial Officer

Loan No. 1003622

REAFFIRMATION OF HAZARDOUS INDEMNITY

The undersigned (“Indemnitor”) consents to the foregoing First Modification and Additional Advance Agreement and the transactions contemplated thereby and reaffirms its obligations under that certain Hazardous Materials Indemnity Agreement (Unsecured), dated February 11, 2011 (as amended, the “Indemnity”).

Indemnitor reaffirms its obligations under the Indemnity, as amended by the foregoing First Modification and Additional Advance Agreement, and that such obligations are separate and distinct from Borrower's obligations, and are separately enforceable as provided by California Code of Civil Procedure Sections 726.5 and 736, and reaffirms its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations.

Indemnitor further represents and warrants that to Indemnitor’s knowledge there exists no Default under the Indemnity (nor would a Default exist with notice, the passage of time, or both), and that all representations and warranties therein, as amended hereby, are true and correct (and deemed remade) in all material respects as of the date hereof.

[Signatures on Following Page]

Agreed and Acknowledged:

Dated as of: August 20, 2013

HUDSON PACIFIC PROPERTIES, L.P.,
a Maryland limited partnership

By:     Hudson Pacific Properties, Inc.
a Maryland corporation,
its general partner

By:         /s/ Mark Lammas
Name:     Mark T. Lammas
Title:         Chief Financial Officer

NON-BORROWER TRUSTORS’ CONSENT

The undersigned (collectively, "Non-Borrower Trustor") consents to the foregoing First Modification and Additional Advance Agreement (the “Modification Agreement”) and the transactions contemplated thereby and reaffirms its obligations under the applicable Deed of Trust. Each capitalized term used herein and not defined shall have the meaning given to such term in the Modification Agreement.

The Aggregate Loan shall be secured by the Deeds of Trust.

Without limitation of the foregoing, Non-Borrower Trustor confirms that the Deeds of Trust continue to secure the Loan as modified and amended by the Modification Agreement, including, but not limited to, the payment to Lender of all liability, whether liquidated or unliquidated, defined, contingent, conditional or of any other nature whatsoever, and performance of all covenants and obligations, arising under any Swap Agreement and/or the Amended and Restated Note, together with interest and other charges thereon and any and all amendments, modifications, extensions and renewals thereof, whether or not any such amendment, modification, extension or renewal is evidenced by a new or additional promissory note or notes.

Non-Borrower Trustor acknowledges and represents that Deeds of Trust are in full force and effect without any defense, counterclaim, right or claim of set-off; and that all necessary action to authorize the execution and delivery of this consent has been taken. Non-Borrower Trustor hereby represents and warrants that, to the Non-Borrower Trustor’s knowledge, no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under the Deeds of Trust, and that all representations and warranties in the Deeds of Trust remain true and correct in all material respects, as modified hereby. Since the recordation date of the Deeds of Trust, Non-Borrower Trustor has not further encumbered the Existing Property or any portion thereof in a manner prohibited by the Loan Documents, including, without limitation, by entering into any deed of trust, deed to secure debt or mortgage, ground lease, and/or any option to purchase or right of first refusal with respect to the Existing Property or any portion thereof. Non-Borrower Trustor represents and warrants that the lien of the Deeds of Trust are a first lien on the applicable Property and that the Modification Agreement will not cause intervening liens to become prior to the lien of the Deeds of Trust. If any intervening lien exists or hereafter arises, Non-Borrower Trustor shall cause the same to be released or subordinated to the lien of the Deeds of Trust without limiting any other right or remedy available to Lender. Non-Borrower Trustor further warrants that Non-Borrower Trustor has no legal or equitable claim which would be prior to the lien of the Deeds of Trust, or which would entitle Non-Borrower Trustor to a judgment entitling Non-Borrower Trustor to an equitable lien on all or any portion of that property prior in lien to the Deeds of Trust.

Non-Borrower Trustor further agrees, if requested by Lender, to execute and deliver, in recordable form, an additional document modifying or supplementing the Deeds of Trust, in form and content acceptable to Lender, to be recorded in the applicable land records and evidencing of record the matters set forth herein.

Non-Borrower Trustor understands that the Lender's exercise of a non-judicial foreclosure sale under any of the Deeds of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Non-Borrower Trustor may have against the Borrower. Non-Borrower Trustor further understands that such exercise by Lender and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Lender. With this explicit understanding, Non-Borrower Trustor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has or may have destroyed Non-Borrower Trustor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Non-Borrower Trustor further specifically waives any and all rights and defenses that Non-Borrower Trustor may have because Borrower's debt is secured by real property; this means, among other things, that: (1) Lender may collect from Non-Borrower Trustor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Non-Borrower Trustor even if Lender, by foreclosing on the real property collateral, has destroyed any right Non-Borrower Trustor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Non-Borrower Trustor may have because Borrower's debt is secured by real property. These rights and defenses being waived by Non-Borrower Trustor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. This understanding and waiver is made in addition to, and not in limitation of, any of the existing terms and conditions of the Non-Borrower Trustor rider attached to the Deeds of Trust, as applicable.

[Signatures on Following Page]

Agreed and Acknowledged:

Dated as of: August 20, 2013

“NON-BORROWER TRUSTORS”

SUNSET BRONSON SERVICES, LLC,
a Delaware limited liability company

By:     Hudson Pacific Services, Inc.,
a Maryland corporation,
its sole member

By:    /s/ Mark Lammas
Name:     Mark T. Lammas
Title:    Chief Financial Officer and Treasurer

SUNSET GOWER SERVICES, LLC,
a Delaware limited liability company

By: Hudson Pacific Services, Inc.,
a Maryland corporation,
its sole member

By:    /s/ Mark Lammas
Name:     Mark T. Lammas
Title:    Chief Financial Officer and Treasurer

SFI-823295v8